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                         HOME LOAN FINANCIAL CORPORATION
                                  EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Home Loan Financial Corporation (the "Corporation") on Form 10-QSB for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date of this Certification (the "Report"), I, Preston W. Bair, the Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.




                           /s/ Preston W. Bair
                           --------------------------------------------
                           Preston W. Bair, Chief Financial Officer

                           Date:  November 7, 2002



















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